UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): March 7, 2006

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

Two North Riverside Plaza, Suite 400
Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a), (b) Throughout 2005, Equity Residential, through its operating partnership, ERP Operating Limited Partnership (collectively with Equity Residential, the “Company”), acquired various real estate properties, including the Company’s acquisitions of the properties known as Harbor Steps, Northlake, Oak Mill I, Stoney Ridge and Skyline Towers (collectively the “Properties”). The Company is hereby filing certain financial information relating to the Properties (see Item 9.01(d) below) indicated under Rule 3-14 and Article 11 of Regulation S-X. In addition, on January 5, 2006, the Company filed a Form 8-K filing certain financial information relating to the Company’s acquisition of Trump Place indicated under Rule 3-14 and Article 11 of Regulation S-X. Certain information regarding Trump Place is included in the pro forma financial information contained herein.

The Properties and Trump Place were each acquired from unrelated third parties. After reasonable inquiry, the Company is not aware of any material factors relating to the operations of the Properties and Trump Place not otherwise disclosed that would cause the reported historical financial information not to be necessarily indicative of future operating results.

Material factors considered in assessing the acquisition of the Properties and Trump Place included, but were not limited to, the opportunity to acquire premier assets in the Company’s strategic targeted markets and the following:

•                  Harbor Steps consists of 730 apartment units in four high-rise towers located in the heart of downtown Seattle, Washington and is near a well known retail center and tourist attraction with excellent views of Elliot Bay and the City of Seattle. The property consists of 734,170 square feet of space including 83,037 square feet of retail space and 15,414 square feet of master leased corporate housing hotel units. The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 95%. Harbor Steps was acquired on September 23, 2005 for a purchase price of $217.3 million.

•                  Northlake, Oak Mill I and Stoney Ridge (collectively the “Artery Properties”) consist of 776 apartment units in three garden style properties located in the metropolitan Washington, D.C. area. The Artery Properties consist of 657,259 square feet of residential space. The historical and expected future cash flows of the properties are strong and stable and the properties have an occupancy percentage greater than 89%. Northlake, Oak Mill I and Stoney Ridge were acquired on September 2, 2005, November 10, 2005 and October 13, 2005, respectively, for purchase prices of $37.7 million, $22.6 million and $32.0 million, respectively.

•                  Skyline Towers consists of 939 apartment units in two high-rise towers located in the metropolitan Washington, D.C. area. Skyline Towers is located just two miles from the Pentagon and six miles from downtown Washington, D.C. The property consists of 1,038,596 square feet of space including 7,670 square feet of retail space. The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 90%. Skyline Towers was acquired on December 14, 2005 for a purchase price of $169.4 million.

•                  Trump Place consists of 1,325 apartment units in three high-rise towers located at 140, 160 and 180 Riverside Boulevard on the Upper West Side of Manhattan and features magnificent views of the Hudson River and New York City skyline. The property consists of 1,062,776 square feet of space including 47,055 square feet of retail space and 424 parking spaces. The historical and expected future cash flows of the property are strong and stable and the property has an occupancy percentage greater than 96%. Trump Place was acquired on November 3, 2005 for a purchase price of $808.8 million.

  Based on the above factors, the historical financial statements included herein and in the Form 8-K relating to the acquisition of Trump Place have been audited only for the Properties’ and Trump Place’s most recent fiscal years. In addition, the Properties and Trump Place are directly or indirectly owned by entities that elect or have elected to be treated as real estate investment trusts (“REIT’s”) for federal income tax purposes. Therefore, a presentation of estimated taxable operating results is not applicable.

(d)           Exhibits:

Exhibit
Number	Exhibit

23.1	Consents of Ernst & Young LLP

99.1	(a)	Financial Statements of Real Estate Operations Acquired

		(i)	Harbor Steps
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(ii)	Northlake
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(iii)	Oak Mill I
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(iv)	Stoney Ridge
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

		(v)	Skyline Towers
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses
Notes to Statements of Revenue and Certain Expenses

	(b)	Pro Forma Financial Information

Equity Residential

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (unaudited)
Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2005 (unaudited) and for the year ended December 31, 2004 (unaudited)

ERP Operating Limited Partnership

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (unaudited)
Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2005 (unaudited) and for the year ended December 31, 2004 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: March 7, 2006	By:	/s/ Donna Brandin

	Name:	Donna Brandin

	Its:	Executive Vice President and Chief Financial Officer

Date: March 7, 2006	By:	/s/ Mark L. Wetzel

	Name:	Mark L. Wetzel

	Its:	Senior Vice President and Chief Accounting Officer

ERP OPERATING LIMITED PARTNERSHIP
BY: EQUITY RESIDENTIAL,
ITS GENERAL PARTNER

Date: March 7, 2006	By:	/s/ Donna Brandin

	Name:	Donna Brandin

	Its:	Executive Vice President and Chief Financial Officer

Date: March 7, 2006	By:	/s/ Mark L. Wetzel

	Name:	Mark L. Wetzel

	Its:	Senior Vice President and Chief Accounting Officer